UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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AVERY DENNISON CORPORATION

(Name of Registrant as Specified in Its Charter)

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Your Vote Counts! AVERY DENNISON CORPORATION 2024 Annual Meeting Vote by April 24, 2024 11:59 PM ET. For shares held in a Plan, vote by April 22, 2024 11:59 PM ET. AVERY DENNISON AVERY DENNISON CORPORATION C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 V31214-P04377 You invested in AVERY DENNISON CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 25, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 11, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 25, 2024 2:30 P.M. ET Virtually at: www.virtualshareholdermeeting.com/AVY2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Bradley Alford For 1b. Mitchell Butier For 1c. Ken Hicks For 1d. Andres Lopez For 1e. Maria Fernanda Mejia For 1f. Francesca Reverberi For 1g. Patrick Siewert For 1h. Deon Stander For 1i. Martha Sullivan For 1j. William Wagner For 2. Approval, on an advisory basis, of our executive compensation. For 3. Approval of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation to provide that stockholders holding at least 25% of our common stock have the right to request that we call special meetings of stockholders. For 4. Ratification of the appointment of PwC as our independent registered public accounting firm for fiscal year 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V31215-P04377